Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2020
3

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Property & Casualty - Statements of Adjusted Earnings Available to Common Shareholders	14
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	16
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; and Synthetic GICs	17
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	18
Property & Casualty - Other Expenses by Major Category; and Net Written Premiums By Product and Selected Financial Information and Supplemental Data	19

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	20
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21
General Account Assets Under Management and Related Measures	22

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	24

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	25
Other Expenses by Major Category; and Other Statistical Information	26

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	27
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	28
Other Expenses by Major Category; and Other Statistical Information	29

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	30

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	31
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Unrealized Gains and Losses Aging Schedule: Fixed Maturity Securities Available-for-Sale	32
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	33
Footnotes	34

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Revenues
Premiums	$10,781	$11,920	$9,466	$8,736	$9,935	$30,315	$28,137
Universal life and investment-type product policy fees	1,440	1,386	1,431	1,299	1,497	4,217	4,227
Net investment income	4,623	4,644	3,061	4,087	4,729	14,224	11,877
Other revenues	419	451	439	456	455	1,391	1,350
Net investment gains (losses)	161	207	(288)	231	(20)	237	(77)
Net derivative gains (losses)	1,254	(1,465)	4,201	(710)	(581)	2,093	2,910
Total revenues	18,678	17,143	18,310	14,099	16,015	52,477	48,424

Expenses
Policyholder benefits and claims	10,648	11,748	9,022	8,667	10,000	29,713	27,689
Interest credited to policyholder account balances	1,500	1,488	80	1,962	1,416	4,976	3,458
Policyholder dividends	296	313	292	290	206	898	788
Capitalization of DAC	(882)	(827)	(774)	(671)	(764)	(2,531)	(2,209)
Amortization of DAC and VOBA	797	786	788	560	1,066	2,110	2,414
Amortization of negative VOBA	(4)	(9)	(10)	(10)	(15)	(24)	(35)
Interest expense on debt	223	224	222	232	229	731	683
Other expenses	3,309	3,457	3,047	2,872	2,954	9,772	8,873
Total expenses	15,887	17,180	12,667	13,902	15,092	45,645	41,661
Income (loss) before provision for income tax	2,791	(37)	5,643	197	923	6,832	6,763
Provision for income tax expense (benefit)	601	(625)	1,242	47	214	1,511	1,503
Net income (loss)	2,190	588	4,401	150	709	5,321	5,260
Less: Net income (loss) attributable to noncontrolling interests	6	(5)	3	5	3	15	11
Net income (loss) attributable to MetLife, Inc.	2,184	593	4,398	145	706	5,306	5,249
Less: Preferred stock dividends	32	57	32	77	59	121	168
Preferred stock redemption premium	—	—	—	—	14	—	14
Net income (loss) available to MetLife, Inc.'s common shareholders	$2,152	$536	$4,366	$68	$633	$5,185	$5,067

Premiums, fees and other revenues	$12,640	$13,757	$11,336	$10,491	$11,887	$35,923	$33,714

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Net income (loss) available to MetLife, Inc.'s common shareholders	$2,152	$536	$4,366	$68	$633
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	161	207	(288)	231	(20)
Less: Net derivative gains (losses)	1,254	(1,465)	4,201	(710)	(581)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(107)	(418)	(65)	(357)	(522)
Less: Provision for income tax (expense) benefit	(340)	373	(928)	151	195
Add: Net income (loss) attributable to noncontrolling interests	6	(5)	3	5	3
Add: Preferred stock redemption premium	—	—	—	—	14
Adjusted earnings available to common shareholders	1,190	1,834	1,449	758	1,578
Less: Total notable items (2)	(248)	420	—	—	(203)
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,438	$1,414	$1,449	$758	$1,781

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$2.30	$0.58	$4.75	$0.07	$0.69
Less: Net investment gains (losses)	0.17	0.22	(0.31)	0.25	(0.02)
Less: Net derivative gains (losses)	1.34	(1.58)	4.57	(0.78)	(0.64)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.11)	(0.45)	(0.08)	(0.39)	(0.57)
Less: Provision for income tax (expense) benefit	(0.36)	0.40	(1.01)	0.17	0.21
Add: Net income (loss) attributable to noncontrolling interests	0.01	(0.01)	—	0.01	—
Add: Preferred stock redemption premium	—	—	—	—	0.02
Adjusted earnings available to common shareholders per diluted common share	1.27	1.98	1.58	0.83	1.73
Less: Total notable items per diluted common share (2)	(0.26)	0.45	—	—	(0.22)
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.54	$1.53	$1.58	$0.83	$1.95

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$(160)	$—	$—	$—	$(203)
Expense initiative costs	(88)	(119)	—	—	—
Interest on tax adjustments	—	64	—	—	—
Tax adjustments	—	475	—	—	—
Total notable items	$(248)	$420	$—	$—	$(203)

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$(0.17)	$—	$—	$—	$(0.22)
Expense initiative costs	$(0.09)	$(0.13)	$—	$—	$—
Interest on tax adjustments	$—	$0.07	$—	$—	$—
Tax adjustments	$—	$0.51	$—	$—	$—
Total notable items	$(0.26)	$0.45	$—	$—	$(0.22)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Weighted average common shares outstanding - diluted	936.4	925.7	920.0	913.1	913.7

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Book value per common share (1)	$70.71	$68.62	$72.62	$78.65	$76.20
Book value per common share, excluding AOCI other than FCTA (1)	$48.56	$48.97	$52.36	$52.27	$53.10
Book value per common share - tangible common stockholders' equity (1)	$38.52	$38.86	$42.33	$42.16	$42.86

	For the Three Months Ended
Unaudited	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Return on MetLife, Inc.'s (2):
Common stockholders' equity	13.7%	3.4%	27.1%	0.4%	3.6%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	7.6%	11.5%	9.0%	4.4%	9.0%
Common stockholders' equity, excluding AOCI other than FCTA	10.7%	16.4%	12.6%	6.4%	13.2%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	12.9%	12.6%	12.6%	6.4%	14.9%
Tangible common stockholders' equity	13.7%	20.7%	15.8%	8.0%	16.5%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Common shares outstanding, beginning of period	935.9	919.6	915.3	907.6	907.6
Share repurchases	(17.1)	(5.1)	(10.6)	—	(2.1)
Newly issued shares	0.8	0.8	2.9	—	0.1
Common shares outstanding, end of period	919.6	915.3	907.6	907.6	905.6

Weighted average common shares outstanding - basic	929.6	918.7	914.1	908.8	908.7
Dilutive effect of the exercise or issuance of stock-based awards	6.8	7.0	5.9	4.3	5.0
Weighted average common shares outstanding - diluted	936.4	925.7	920.0	913.1	913.7

MetLife Policyholder Trust Shares	142.8	140.7	139.2	138.4	137.3

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Total revenues	$18,678	$17,143	$18,310	$14,099	$16,015	$52,477	$48,424
Less: Net investment gains (losses)	161	207	(288)	231	(20)	237	(77)
Less: Net derivative gains (losses)	1,254	(1,465)	4,201	(710)	(581)	2,093	2,910
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	59	18	18	5	2	79	25
Less: Other adjustments to revenues:
GMIB fees	27	26	26	25	26	82	77
Investment hedge adjustments	(121)	(125)	(138)	(188)	(229)	(344)	(555)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	250	228	(1,140)	818	262	1,247	(60)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(2)	(5)	(4)	(1)	—	(10)	(5)
Settlement of foreign currency earnings hedges	3	2	—	—	—	7	—
TSA fees	69	40	42	39	39	206	120
Divested businesses	60	63	56	35	8	60	99
Total adjusted revenues	$16,918	$18,154	$15,537	$13,845	$16,508	$48,820	$45,890

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Net investment income	$4,623	$4,644	$3,061	$4,087	$4,729	$14,224	$11,877
Less: Adjustments to net investment income:
Investment hedge adjustments	(121)	(125)	(138)	(188)	(229)	(344)	(555)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	250	228	(1,140)	818	262	1,247	(60)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(2)	(5)	(4)	(1)	—	(10)	(5)
Divested businesses	23	24	22	14	8	23	44
Adjusted net investment income	$4,473	$4,522	$4,321	$3,444	$4,688	$13,308	$12,453

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Variable investment income (Included in net investment income above)	$326	$327	$351	$(555)	$652	$834	$448

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Premiums, fees and other revenues	$12,640	$13,757	$11,336	$10,491	$11,887	$35,923	$33,714
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	59	18	18	5	2	79	25
GMIB fees	27	26	26	25	26	82	77
Settlement of foreign currency earnings hedges	3	2	—	—	—	7	—
TSA fees	69	40	42	39	39	206	120
Divested businesses	37	39	34	21	—	37	55
Adjusted premiums, fees and other revenues	$12,445	$13,632	$11,216	$10,401	$11,820	$35,512	$33,437
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,359	$13,580	$11,219	$10,490	$11,820

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Total expenses	$15,887	$17,180	$12,667	$13,902	$15,092	$45,645	$41,661
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	39	106	30	(6)	64	10	88
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	9	10	9	9	9	9	27
Inflation and pass-through adjustments	87	(6)	48	106	(37)	250	117
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(47)	105	(128)	85	238	38	195
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	3	8	11	21	21	(12)	53
PAB hedge adjustments	(5)	(5)	(5)	(2)	(1)	(14)	(8)
Unit-linked contract costs	223	240	(1,138)	796	266	1,196	(76)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(8)	5	(3)	(7)	(4)	(20)	(14)
Regulatory implementation costs	5	3	2	—	6	15	8
Acquisition, integration and other costs	8	7	6	—	7	37	13
TSA fees	69	40	42	39	39	206	120
Divested businesses	69	152	51	49	22	75	122
Total adjusted expenses	$15,435	$16,515	$13,742	$12,812	$14,462	$43,855	$41,016

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Capitalization of DAC	$(882)	$(827)	$(774)	$(671)	$(764)	$(2,531)	$(2,209)
Less: Divested businesses	(11)	(9)	(3)	(2)	—	(11)	(5)
Adjusted capitalization of DAC	$(871)	$(818)	$(771)	$(669)	$(764)	$(2,520)	$(2,204)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Other expenses	$3,309	$3,457	$3,047	$2,872	$2,954	$9,772	$8,873
Less: Noncontrolling interests	(8)	5	(3)	(7)	(4)	(20)	(14)
Less: Regulatory implementation costs	5	3	2	—	6	15	8
Less: Acquisition, integration and other costs	8	7	6	—	7	37	13
Less: TSA fees	69	40	42	39	39	206	120
Less: Divested businesses	36	116	19	23	7	42	49
Adjusted other expenses	$3,199	$3,286	$2,981	$2,817	$2,899	$9,492	$8,697
Adjusted other expenses on a constant currency basis	$3,169	$3,267	$2,983	$2,851	$2,899

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Other expenses	$3,309	$3,457	$3,047	$2,872	$2,954	$9,772	$8,873
Capitalization of DAC	(882)	(827)	(774)	(671)	(764)	(2,531)	(2,209)
Other expenses, net of capitalization of DAC	$2,427	$2,630	$2,273	$2,201	$2,190	$7,241	$6,664

Premiums, fees and other revenues	$12,640	$13,757	$11,336	$10,491	$11,887	$35,923	$33,714

Expense ratio	19.2%	19.1%	20.1%	21.0%	18.4%	20.2%	19.8%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Adjusted other expenses by major category
Direct expenses	$1,475	$1,597	$1,344	$1,287	$1,288	$4,380	$3,919
Pension, postretirement and postemployment benefit costs	57	63	39	37	37	170	113
Premium taxes, other taxes, and licenses & fees	164	165	193	176	194	508	563
Commissions and other variable expenses	1,503	1,461	1,405	1,317	1,380	4,434	4,102
Adjusted other expenses	3,199	3,286	2,981	2,817	2,899	9,492	8,697
Adjusted capitalization of DAC	(871)	(818)	(771)	(669)	(764)	(2,520)	(2,204)
Adjusted other expenses, net of adjusted capitalization of DAC	2,328	2,468	2,210	2,148	2,135	6,972	6,493
Less: Total notable items related to adjusted other expenses (1)	111	69	—	—	—	269	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,217	$2,399	$2,210	$2,148	$2,135	$6,703	$6,493

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Employee related costs	$871	$948	$866	$840	$865	$2,709	$2,571
Third party staffing costs	422	536	343	300	306	1,216	949
General and administrative expenses	182	113	135	147	117	455	399
Direct expenses	1,475	1,597	1,344	1,287	1,288	4,380	3,919
Less: Total notable items related to direct expenses (1)	111	69	—	—	—	269	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,364	$1,528	$1,344	$1,287	$1,288	$4,111	$3,919

Adjusted other expenses, net of adjusted capitalization of DAC	$2,328	$2,468	$2,210	$2,148	$2,135	$6,972	$6,493
Less: Total notable items related to adjusted other expenses (1)	111	69	—	—	—	269	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,217	$2,399	$2,210	$2,148	$2,135	$6,703	$6,493

Adjusted premiums, fees and other revenues	$12,445	$13,632	$11,216	$10,401	$11,820	$35,512	$33,437
Less: PRT	1,293	2,499	(9)	(6)	487	1,847	472
Adjusted premiums, fees and other revenues, excluding PRT	$11,152	$11,133	$11,225	$10,407	$11,333	$33,665	$32,965

Direct expense ratio	11.9%	11.7%	12.0%	12.4%	10.9%	12.3%	11.7%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.2%	13.7%	12.0%	12.4%	11.4%	12.2%	11.9%

Adjusted expense ratio	18.7%	18.1%	19.7%	20.7%	18.1%	19.6%	19.4%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.9%	21.5%	19.7%	20.6%	18.8%	19.9%	19.7%

(1)Notable items are related to “interest on tax adjustments” and “expense initiative costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$326,049	$327,820	$326,685	$340,005	$353,809
Equity securities, at estimated fair value	1,341	1,342	1,050	1,105	1,111
Contractholder-directed equity securities and fair value option securities, at estimated fair value	12,671	13,102	11,145	11,911	12,276
Mortgage loans	78,959	80,529	81,344	82,890	82,881
Policy loans	9,671	9,680	9,638	9,639	9,580
Real estate and real estate joint ventures	10,246	10,741	11,250	11,524	11,643
Other limited partnership interests	7,441	7,716	8,230	7,794	8,569
Short-term investments, principally at estimated fair value	3,536	3,850	5,930	5,345	3,832
Other invested assets	21,979	19,015	27,839	24,731	22,544
Total investments	471,893	473,795	483,111	494,944	506,245
Cash and cash equivalents, principally at estimated fair value	19,452	16,598	24,094	24,289	24,405
Accrued investment income	3,561	3,523	3,828	3,388	3,424
Premiums, reinsurance and other receivables	20,723	20,443	21,224	20,848	20,712
Deferred policy acquisition costs and value of business acquired	17,382	17,833	17,254	16,353	16,179
Goodwill	9,278	9,308	9,159	9,245	9,360
Other assets	10,166	10,518	10,617	11,173	10,471
Separate account assets	190,357	188,445	168,454	187,343	189,696
Total assets	$742,812	$740,463	$737,741	$767,583	$780,492

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$193,310	$194,909	$193,106	$196,522	$203,929
Policyholder account balances	189,060	192,627	193,875	198,147	201,072
Other policy-related balances	16,960	17,171	16,755	16,870	16,883
Policyholder dividends payable	692	681	654	670	595
Policyholder dividend obligation	2,370	2,020	1,677	2,798	2,944
Payables for collateral under securities loaned and other transactions	28,443	26,745	35,530	34,133	34,772
Short-term debt	142	235	298	303	351
Long-term debt	13,443	13,466	14,510	14,513	14,539
Collateral financing arrangements	1,013	993	981	968	924
Junior subordinated debt securities	3,149	3,150	3,151	3,151	3,152
Current income tax payable	31	363	708	928	638
Deferred income tax liability	10,153	9,097	10,009	11,334	10,839
Other liabilities	25,070	24,179	27,570	23,963	26,589
Separate account liabilities	190,357	188,445	168,454	187,343	189,696
Total liabilities	674,193	674,081	667,278	691,643	706,923

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	32,639	32,680	33,711	33,728	33,744
Retained earnings	32,948	33,078	36,919	36,568	36,782
Treasury stock, at cost	(12,428)	(12,678)	(13,178)	(13,178)	(13,258)
Accumulated other comprehensive income (loss)	15,197	13,052	12,757	18,563	16,036
Total MetLife, Inc.'s stockholders' equity	68,368	66,144	70,221	75,693	73,316
Noncontrolling interests	251	238	242	247	253
Total equity	68,619	66,382	70,463	75,940	73,569
Total liabilities and equity	$742,812	$740,463	$737,741	$767,583	$780,492

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$464	$416	$401	$319	$502
RETIREMENT AND INCOME SOLUTIONS	357	404	452	240	618
PROPERTY & CASUALTY	67	27	134	101	19
TOTAL U.S.	$888	$847	$987	$660	$1,139
ASIA	501	468	491	361	662
LATIN AMERICA	220	204	139	188	63
EMEA	74	71	99	137	72
METLIFE HOLDINGS	183	333	344	19	314
CORPORATE & OTHER	(383)	(284)	(265)	(332)	(204)
Total adjusted earnings before provision for income tax	$1,483	$1,639	$1,795	$1,033	$2,046

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$98	$87	$89	$71	$110
RETIREMENT AND INCOME SOLUTIONS	73	83	93	48	128
PROPERTY & CASUALTY	10	2	25	18	1
TOTAL U.S.	$181	$172	$207	$137	$239
ASIA	152	127	141	105	197
LATIN AMERICA	65	43	44	56	24
EMEA	21	5	21	21	20
METLIFE HOLDINGS	34	64	67	(1)	61
CORPORATE & OTHER	(192)	(663)	(166)	(120)	(132)
Total provision for income tax expense (benefit)	$261	$(252)	$314	$198	$409

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$366	$329	$312	$248	$392
RETIREMENT AND INCOME SOLUTIONS	284	321	359	192	490
PROPERTY & CASUALTY	57	25	109	83	18
TOTAL U.S.	$707	$675	$780	$523	$900
ASIA	349	341	350	256	465
LATIN AMERICA	155	161	95	132	39
EMEA	53	66	78	116	52
METLIFE HOLDINGS	149	269	277	20	253
CORPORATE & OTHER (1)	(223)	322	(131)	(289)	(131)
Total adjusted earnings available to common shareholders (1)	$1,190	$1,834	$1,449	$758	$1,578

(1)Includes impact of preferred stock dividends of $32 million, $57 million, $32 million, $77 million and $59 million for the three months ended September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

U.S.
GROUP BENEFITS	52.0%	46.7%	43.1%	34.3%	54.1%
RETIREMENT AND INCOME SOLUTIONS	19.3%	21.9%	23.2%	12.4%	31.7%
PROPERTY & CASUALTY	11.3%	5.0%	21.9%	16.7%	3.6%
TOTAL U.S.	26.4%	25.2%	28.2%	18.9%	32.5%
ASIA	9.8%	9.6%	9.8%	7.2%	13.0%
LATIN AMERICA	20.9%	21.7%	12.4%	17.2%	5.1%
EMEA	7.6%	9.4%	10.9%	16.3%	7.3%
METLIFE HOLDINGS	6.2%	11.2%	11.2%	0.8%	10.2%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

U.S.	30.0%	28.6%	32.4%	21.8%	37.3%
ASIA	14.9%	14.6%	14.8%	10.9%	19.6%
LATIN AMERICA	34.6%	36.0%	20.3%	28.1%	8.3%
EMEA	13.8%	16.8%	19.2%	28.6%	12.9%
METLIFE HOLDINGS	7.1%	12.5%	12.5%	1.1%	11.4%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2019	2020	2019	2020
U.S.
GROUP BENEFITS		$2,817	$2,896
RETIREMENT AND INCOME SOLUTIONS		5,876	6,187
PROPERTY & CASUALTY		2,020	1,991
TOTAL U.S.		$10,713	$11,074	$9,447	$9,652
ASIA		$14,274	$14,313	$9,396	$9,490
LATIN AMERICA		$2,965	$3,074	$1,791	$1,876
EMEA		$2,802	$2,855	$1,595	$1,649
METLIFE HOLDINGS		$9,599	$9,893	$8,715	$9,022

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
U.S.	$1	$—	$1	$2	$1
ASIA	$1	$2	$1	$2	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$1	$1	$2	$1
METLIFE HOLDINGS	$5	$3	$4	$4	$4

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Adjusted revenues
Premiums	$6,903	$8,097	$5,674	$5,184	$6,333	$18,704	$17,191
Universal life and investment-type product policy fees	264	270	275	268	263	808	806
Net investment income	1,760	1,747	1,766	1,425	1,827	5,274	5,018
Other revenues	224	219	240	240	237	668	717
Total adjusted revenues	9,151	10,333	7,955	7,117	8,660	25,454	23,732

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6,759	7,932	5,435	5,038	6,108	18,233	16,581
Interest credited to policyholder account balances	507	472	458	412	381	1,512	1,251
Capitalization of DAC	(131)	(112)	(112)	(122)	(119)	(372)	(353)
Amortization of DAC and VOBA	121	123	119	115	123	352	357
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	2	2	2	8	6
Other expenses	1,004	1,069	1,066	1,012	1,026	3,006	3,104
Total adjusted expenses	8,263	9,486	6,968	6,457	7,521	22,739	20,946
Adjusted earnings before provision for income tax	888	847	987	660	1,139	2,715	2,786
Provision for income tax expense (benefit)	181	172	207	137	239	552	583
Adjusted earnings	707	675	780	523	900	2,163	2,203
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$707	$675	$780	$523	$900	$2,163	$2,203

Adjusted premiums, fees and other revenues	$7,391	$8,586	$6,189	$5,692	$6,833	$20,180	$18,714
Less: PRT	1,293	2,499	(9)	(6)	487	1,847	472
Adjusted premiums, fees and other revenues, excluding PRT	$6,098	$6,087	$6,198	$5,698	$6,346	$18,333	$18,242

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Adjusted revenues
Premiums	$4,239	$4,217	$4,487	$3,989	$4,545	$12,694	$13,021
Universal life and investment-type product policy fees	198	194	204	200	200	595	604
Net investment income	293	297	277	277	290	865	844
Other revenues	145	143	160	157	156	432	473
Total adjusted revenues	4,875	4,851	5,128	4,623	5,191	14,586	14,942

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,724	3,685	3,973	3,602	3,965	11,247	11,540
Interest credited to policyholder account balances	42	37	34	31	31	120	96
Capitalization of DAC	(9)	(5)	(7)	(6)	(5)	(23)	(18)
Amortization of DAC and VOBA	8	10	7	7	12	25	26
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	1	1	1
Other expenses	646	708	720	670	685	1,926	2,075
Total adjusted expenses	4,411	4,435	4,727	4,304	4,689	13,296	13,720
Adjusted earnings before provision for income tax	464	416	401	319	502	1,290	1,222
Provision for income tax expense (benefit)	98	87	89	71	110	271	270
Adjusted earnings	366	329	312	248	392	1,019	952
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$366	$329	$312	$248	$392	$1,019	$952

Adjusted premiums, fees and other revenues	$4,582	$4,554	$4,851	$4,346	$4,901	$13,721	$14,098

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Adjusted revenues
Premiums	$1,739	$2,955	$275	$367	$885	$3,275	$1,527
Universal life and investment-type product policy fees	66	76	71	68	63	213	202
Net investment income	1,419	1,409	1,444	1,126	1,484	4,272	4,054
Other revenues	73	73	71	76	76	219	223
Total adjusted revenues	3,297	4,513	1,861	1,637	2,508	7,979	6,006

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	2,361	3,550	870	909	1,428	5,079	3,207
Interest credited to policyholder account balances	465	435	424	381	350	1,392	1,155
Capitalization of DAC	(5)	—	(8)	(12)	(8)	(25)	(28)
Amortization of DAC and VOBA	5	6	8	5	7	17	20
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	2	2	1	7	5
Other expenses	111	116	113	112	112	352	337
Total adjusted expenses	2,940	4,109	1,409	1,397	1,890	6,822	4,696
Adjusted earnings before provision for income tax	357	404	452	240	618	1,157	1,310
Provision for income tax expense (benefit)	73	83	93	48	128	237	269
Adjusted earnings	284	321	359	192	490	920	1,041
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$284	$321	$359	$192	$490	$920	$1,041

Adjusted premiums, fees and other revenues	$1,878	$3,104	$417	$511	$1,024	$3,707	$1,952
Less: PRT	1,293	2,499	(9)	(6)	487	1,847	472
Adjusted premiums, fees and other revenues, excluding PRT	$585	$605	$426	$517	$537	$1,860	$1,480

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Adjusted revenues
Premiums	$925	$925	$912	$828	$903	$2,735	$2,643
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	48	41	45	22	53	137	120
Other revenues	6	3	9	7	5	17	21
Total adjusted revenues	979	969	966	857	961	2,889	2,784

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	674	697	592	527	715	1,907	1,834
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(117)	(107)	(97)	(104)	(106)	(324)	(307)
Amortization of DAC and VOBA	108	107	104	103	104	310	311
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	247	245	233	230	229	728	692
Total adjusted expenses	912	942	832	756	942	2,621	2,530
Adjusted earnings before provision for income tax	67	27	134	101	19	268	254
Provision for income tax expense (benefit)	10	2	25	18	1	44	44
Adjusted earnings	57	25	109	83	18	224	210
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$57	$25	$109	$83	$18	$224	$210

Adjusted premiums, fees and other revenues	$931	$928	$921	$835	$908	$2,752	$2,664

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$18,965	$18,963	$18,965	$18,935	$19,665
Premiums and deposits	5,051	5,001	5,327	5,220	5,298
Surrenders and withdrawals	(638)	(592)	(625)	(537)	(565)
Benefit payments	(3,798)	(3,757)	(4,072)	(3,655)	(4,078)
Net flows	615	652	630	1,028	655
Net transfers from (to) separate accounts	—	—	—	5	6
Interest	149	145	138	130	131
Policy charges	(145)	(149)	(146)	(149)	(145)
Other	(621)	(646)	(652)	(284)	(288)
Balance, end of period	$18,963	$18,965	$18,935	$19,665	$20,024

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$925	$905	$970	$793	$945
Premiums and deposits	62	65	64	64	64
Surrenders and withdrawals	(28)	(18)	(19)	(12)	(17)
Benefit payments	(1)	(1)	—	(1)	(4)
Net flows	33	46	45	51	43
Investment performance	1	74	(162)	160	77
Net transfers from (to) general account	—	—	—	(5)	(6)
Policy charges	(53)	(54)	(55)	(55)	(56)
Other	(1)	(1)	(5)	1	—
Balance, end of period	$905	$970	$793	$945	$1,003

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Direct and allocated expenses	$316	$363	$354	$326	$332
Pension, postretirement and postemployment benefit costs	15	19	5	4	4
Premium taxes, other taxes, and licenses & fees	62	66	88	89	93
Commissions and other variable expenses	253	260	273	251	256
Adjusted other expenses	$646	$708	$720	$670	$685

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Group Life (2)
Adjusted premiums, fees and other revenues	$1,846	$1,858	$1,920	$1,943	$1,915
Mortality ratio	87.0%	85.4%	87.9%	95.9%	89.6%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$1,830	$1,849	$1,959	$1,376	$1,977
Interest adjusted benefit ratio (4)	70.3%	71.4%	71.7%	58.5%	67.4%

(1) Results are derived from insurance contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$118,073	$118,134	$121,853	$124,174	$129,030
Premiums and deposits	21,104	21,132	20,967	22,473	18,957
Surrenders and withdrawals	(21,018)	(17,718)	(17,441)	(20,125)	(18,536)
Benefit payments	(1,100)	(1,040)	(1,132)	(1,176)	(1,206)
Net flows	(1,014)	2,374	2,394	1,172	(785)
Net transfers from (to) separate accounts	—	—	—	—	—
Interest	1,053	1,029	1,032	988	953
Policy charges	(47)	(23)	(43)	(42)	(42)
Other	69	339	(1,062)	2,738	3,220
Balance, end of period	$118,134	$121,853	$124,174	$129,030	$132,376

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$76,596	$78,346	$74,959	$76,838	$81,486
Premiums and deposits	1,472	1,681	4,051	2,167	1,709
Surrenders and withdrawals (1)	(1,461)	(4,360)	(2,729)	(2,319)	(2,127)
Benefit payments	(21)	(27)	(34)	(24)	(25)
Net flows	(10)	(2,706)	1,288	(176)	(443)
Investment performance	1,508	865	(414)	3,618	1,447
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(83)	(85)	(80)	(83)	(83)
Other	335	(1,461)	1,085	1,289	1,480
Balance, end of period	$78,346	$74,959	$76,838	$81,486	$83,887

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$27,219	$28,098	$30,341	$33,588	$34,921
Premiums and deposits (1)	1,054	3,019	3,906	1,424	1,598
Surrenders and withdrawals	(369)	(985)	(863)	(318)	(417)
Net flows	685	2,034	3,043	1,106	1,181
Interest	194	209	204	227	228
Balance, end of period	$28,098	$30,341	$33,588	$34,921	$36,330

(1)Includes $20 million, $2.4 billion, $0, $0 and $616 million of transfers from separate account GICs to synthetic GICs at September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Direct and allocated expenses	$56	$61	$61	$56	$57
Pension, postretirement and postemployment benefit costs	2	3	2	1	1
Premium taxes, other taxes, and licenses & fees	4	12	8	4	6
Commissions and other variable expenses	49	40	42	51	48
Adjusted other expenses	$111	$116	$113	$112	$112

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Investment income yield excluding variable investment income yield	4.43%	4.32%	4.24%	4.02%	3.99%
Variable investment income yield	0.23%	0.23%	0.31%	(0.60)%	0.58%
Total investment income yield	4.66%	4.55%	4.55%	3.42%	4.57%
Average crediting rate	3.64%	3.49%	3.41%	3.17%	3.01%
Annualized general account spread	1.02%	1.06%	1.14%	0.25%	1.56%

Annualized general account spread excluding variable investment income yield	0.79%	0.83%	0.83%	0.85%	0.98%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Direct and allocated expenses	$101	$105	$94	$89	$90
Pension, postretirement and postemployment benefit costs	2	3	1	1	—
Premium taxes, other taxes, and licenses & fees	24	23	21	25	24
Commissions and other variable expenses	120	114	117	115	115
Adjusted other expenses	$247	$245	$233	$230	$229

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Net Written Premiums by Product
Auto	$623	$576	$564	$517	$574
Homeowners & Other	354	321	283	333	334
Total	$977	$897	$847	$850	$908
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$925	$925	$912	$828	$903
Loss and loss adjustment expense ratio	72.9%	75.3%	64.9%	63.7%	79.1%
Other expense ratio	25.5%	26.3%	26.1%	27.4%	25.1%
Total combined ratio	98.4%	101.6%	91.0%	91.1%	104.2%

Effect of catastrophe losses	7.6%	1.4%	4.7%	13.7%	16.2%
Combined ratio, excluding catastrophes	90.8%	100.2%	86.3%	77.4%	88.0%
Prior year development	(0.6)%	6.3%	2.7%	0.8%	3.2%
Combined ratio, excluding catastrophes and prior year development, before provision for income tax	91.4%	93.9%	83.6%	76.6%	84.8%
Auto
Net earned premium	$603	$599	$588	$512	$581
Loss and loss adjustment expense ratio	73.8%	92.8%	64.8%	52.4%	62.0%
Other expense ratio	24.9%	25.8%	25.2%	27.3%	23.6%
Total combined ratio	98.7%	118.6%	90.0%	79.7%	85.6%

Effect of catastrophe losses	2.1%	0.3%	0.5%	1.3%	2.3%
Combined ratio, excluding catastrophes	96.6%	118.3%	89.5%	78.4%	83.3%
Prior year development	(0.8)%	10.9%	(0.1)%	1.4%	—%
Combined ratio, excluding catastrophes and prior year development, before provision for income tax	97.4%	107.4%	89.6%	77.0%	83.3%
Homeowners & Other
Net earned premium	$322	$326	$324	$316	$322
Loss and loss adjustment expense ratio	71.2%	43.2%	65.1%	82.1%	110.1%
Other expense ratio	26.6%	27.1%	27.8%	27.4%	27.7%
Total combined ratio	97.8%	70.3%	92.9%	109.5%	137.8%

Effect of catastrophe losses	17.9%	3.5%	12.3%	33.9%	41.2%
Combined ratio, excluding catastrophes	79.9%	66.8%	80.6%	75.6%	96.6%
Prior year development	(0.3)%	(2.0)%	8.0%	(0.2)%	8.8%
Combined ratio, excluding catastrophes and prior year development, before provision for income tax	80.2%	68.8%	72.6%	75.8%	87.8%
Catastrophe Losses Before Provision for Income Tax
Auto	$13	$2	$3	$6	$14
Homeowners & Other	57	11	40	107	132
Total	$70	$13	$43	$113	$146

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Adjusted revenues
Premiums	$1,654	$1,648	$1,636	$1,584	$1,654	$4,984	$4,874
Universal life and investment-type product policy fees	430	419	430	420	595	1,255	1,445
Net investment income	915	952	937	767	1,088	2,739	2,792
Other revenues	14	13	14	14	16	43	44
Total adjusted revenues	3,013	3,032	3,017	2,785	3,353	9,021	9,155

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,264	1,323	1,321	1,255	1,291	3,862	3,867
Interest credited to policyholder account balances	440	443	445	447	470	1,267	1,362
Capitalization of DAC	(498)	(464)	(421)	(351)	(431)	(1,449)	(1,203)
Amortization of DAC and VOBA	353	316	315	284	506	972	1,105
Amortization of negative VOBA	(2)	(7)	(8)	(8)	(14)	(18)	(30)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	955	953	874	797	869	2,865	2,540
Total adjusted expenses	2,512	2,564	2,526	2,424	2,691	7,499	7,641
Adjusted earnings before provision for income tax	501	468	491	361	662	1,522	1,514
Provision for income tax expense (benefit)	152	127	141	105	197	458	443
Adjusted earnings	349	341	350	256	465	1,064	1,071
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$349	$341	$350	$256	$465	$1,064	$1,071

Adjusted premiums, fees and other revenues	$2,098	$2,080	$2,080	$2,018	$2,265	$6,282	$6,363

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Adjusted premiums, fees and other revenues	$2,098	$2,080	$2,080	$2,018	$2,265

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,120	$2,118	$2,130	$2,053	$2,265
Add: Operating joint ventures, on a constant currency basis (1), (2)	250	280	278	266	286
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,370	$2,398	$2,408	$2,319	$2,551

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Direct and allocated expenses	$316	$343	$321	$309	$313
Pension, postretirement and postemployment benefit costs	23	23	23	24	24
Premium taxes, other taxes, and licenses & fees	43	51	40	34	42
Commissions and other variable expenses	573	536	490	430	490
Adjusted other expenses	$955	$953	$874	$797	$869
Adjusted other expenses, net of adjusted capitalization of DAC	$457	$489	$453	$446	$438

Adjusted other expenses on a constant currency basis	$964	$969	$894	$808	$869
Add: Operating joint ventures, on a constant currency basis (1), (2)	104	112	95	105	99
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$1,068	$1,081	$989	$913	$968
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$531	$573	$533	$524	$512

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Japan:
Life	$169	$156	$174	$101	$203
Accident & Health	92	94	80	50	77
Annuities	123	65	62	30	56
Other	4	5	2	2	2
Total Japan	388	320	318	183	338
Other Asia	274	207	192	159	221
Total sales	$662	$527	$510	$342	$559

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Adjusted earnings available to common shareholders	$349	$341	$350	$256	$465
Adjusted earnings available to common shareholders, on a constant currency basis	$354	$343	$357	$263	$465

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES (1)

Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

GA AUM	$131,309	$130,861	$131,521	$134,769	$139,445
GA AUM (at amortized cost)	$117,917	$119,044	$120,490	$121,429	$125,171

GA AUM (at amortized cost), on a constant currency basis	$120,421	$120,906	$124,477	$123,527	$125,171
Add: Operating joint ventures, on a constant currency basis (2)	4,403	4,664	4,847	5,072	5,200
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$124,824	$125,570	$129,324	$128,599	$130,371

(1)In June 2020, MetLife completed the sale of MetLife Limited and Metropolitan Life Insurance Company of Hong Kong Limited (collectively, “MetLife Hong Kong”) to a third party. The GA AUM (at amortized cost) related to MetLife Hong Kong was historically reported in the Asia segment and is reflected in the above table for the periods through March 31, 2020. The GA AUM (at amortized cost) disposed in the sale was $2,226 million at June 30, 2020.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Adjusted revenues
Premiums	$703	$601	$640	$489	$529	$2,122	$1,658
Universal life and investment-type product policy fees	256	274	270	238	225	820	733
Net investment income	295	320	218	260	221	951	699
Other revenues	8	13	11	10	7	31	28
Total adjusted revenues	1,262	1,208	1,139	997	982	3,924	3,118

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	656	580	610	449	575	2,043	1,634
Interest credited to policyholder account balances	74	78	70	56	52	254	178
Capitalization of DAC	(102)	(100)	(100)	(74)	(84)	(296)	(258)
Amortization of DAC and VOBA	58	76	74	70	62	215	206
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	1	1	1	2	3
Other expenses	356	369	345	307	313	1,074	965
Total adjusted expenses	1,042	1,004	1,000	809	919	3,292	2,728
Adjusted earnings before provision for income tax	220	204	139	188	63	632	390
Provision for income tax expense (benefit)	65	43	44	56	24	184	124
Adjusted earnings	155	161	95	132	39	448	266
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$155	$161	$95	$132	$39	$448	$266

Adjusted premiums, fees and other revenues	$967	$888	$921	$737	$761	$2,973	$2,419

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Direct and allocated expenses	$130	$145	$129	$119	$117
Pension, postretirement and postemployment benefit costs	1	2	2	1	1
Premium taxes, other taxes, and licenses & fees	15	14	15	8	11
Commissions and other variable expenses	210	208	199	179	184
Adjusted other expenses	$356	$369	$345	$307	$313
Adjusted other expenses, net of adjusted capitalization of DAC	$254	$269	$245	$233	$229
Adjusted other expenses on a constant currency basis	$315	$333	$324	$319	$313
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$225	$244	$231	$242	$229

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Mexico	$73	$87	$110	$60	$69
Chile	80	64	87	41	43
All other	43	61	46	32	42
Total sales	$196	$212	$243	$133	$154

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Adjusted premiums, fees and other revenues	$967	$888	$921	$737	$761
Adjusted earnings available to common shareholders	$155	$161	$95	$132	$39

Adjusted premiums, fees and other revenues, on a constant currency basis	$854	$798	$869	$771	$761
Adjusted earnings available to common shareholders, on a constant currency basis	$135	$145	$83	$141	$39

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Adjusted revenues
Premiums	$526	$558	$568	$557	$551	$1,619	$1,676
Universal life and investment-type product policy fees	117	98	116	92	116	325	324
Net investment income	73	71	69	63	67	220	199
Other revenues	13	14	13	11	13	40	37
Total adjusted revenues	729	741	766	723	747	2,204	2,236

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	291	309	310	263	304	867	877
Interest credited to policyholder account balances	25	26	27	27	29	72	83
Capitalization of DAC	(128)	(134)	(130)	(115)	(122)	(371)	(367)
Amortization of DAC and VOBA	128	101	130	85	125	327	340
Amortization of negative VOBA	(2)	(2)	(2)	(2)	(1)	(6)	(5)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	341	370	332	328	340	1,029	1,000
Total adjusted expenses	655	670	667	586	675	1,918	1,928
Adjusted earnings before provision for income tax	74	71	99	137	72	286	308
Provision for income tax expense (benefit)	21	5	21	21	20	70	62
Adjusted earnings	53	66	78	116	52	216	246
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$53	$66	$78	$116	$52	$216	$246

Adjusted premiums, fees and other revenues	$656	$670	$697	$660	$680	$1,984	$2,037

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Direct and allocated expenses	$115	$142	$110	$110	$119
Pension, postretirement and postemployment benefit costs	2	1	2	2	1
Premium taxes, other taxes, and licenses & fees	7	6	7	8	7
Commissions and other variable expenses	217	221	213	208	213
Adjusted other expenses	$341	$370	$332	$328	$340
Adjusted other expenses, net of adjusted capitalization of DAC	$213	$236	$202	$213	$218
Adjusted other expenses on a constant currency basis	$343	$371	$335	$339	$340
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$216	$240	$206	$220	$218

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Adjusted premiums, fees and other revenues	$656	$670	$697	$660	$680
Adjusted earnings available to common shareholders	$53	$66	$78	$116	$52

Adjusted premiums, fees and other revenues, on a constant currency basis	$661	$670	$702	$680	$680
Adjusted earnings available to common shareholders, on a constant currency basis	$51	$65	$77	$119	$52
Total sales on a constant currency basis	$204	$218	$253	$196	$208

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Adjusted revenues
Premiums	$925	$972	$904	$889	$876	$2,776	$2,669
Universal life and investment-type product policy fees	284	280	294	249	269	844	812
Net investment income	1,316	1,340	1,315	981	1,427	3,941	3,723
Other revenues	52	69	35	70	61	184	166
Total adjusted revenues	2,577	2,661	2,548	2,189	2,633	7,745	7,370

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,856	1,763	1,661	1,705	1,697	5,207	5,063
Interest credited to policyholder account balances	228	224	218	219	217	681	654
Capitalization of DAC	(9)	(5)	(5)	(5)	(5)	(23)	(15)
Amortization of DAC and VOBA	94	62	100	11	177	237	288
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	1	2	6	5
Other expenses	223	282	228	239	231	687	698
Total adjusted expenses	2,394	2,328	2,204	2,170	2,319	6,795	6,693
Adjusted earnings before provision for income tax	183	333	344	19	314	950	677
Provision for income tax expense (benefit)	34	64	67	(1)	61	185	127
Adjusted earnings	149	269	277	20	253	765	550
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$149	$269	$277	$20	$253	$765	$550

Adjusted premiums, fees and other revenues	$1,261	$1,321	$1,233	$1,208	$1,206	$3,804	$3,647

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$80,830	$81,118	$81,161	$81,458	$81,497
Premiums and deposits (2), (3)	1,177	1,322	1,236	1,227	1,236
Surrenders and withdrawals	(682)	(680)	(642)	(554)	(607)
Benefit payments	(717)	(813)	(800)	(892)	(830)
Net flows	(222)	(171)	(206)	(219)	(201)
Net transfers from (to) separate accounts	12	20	(1)	31	5
Interest	833	834	832	833	836
Policy charges	(190)	(188)	(188)	(186)	(184)
Other	(145)	(452)	(140)	(420)	1,068
Balance, end of period	$81,118	$81,161	$81,458	$81,497	$83,021

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$19,309	$19,402	$18,755	$19,895	$19,538
Premiums and deposits (2), (3)	100	97	116	107	91
Surrenders and withdrawals	(389)	(512)	(390)	(277)	(286)
Benefit payments	(149)	(161)	(168)	(158)	(149)
Net flows	(438)	(576)	(442)	(328)	(344)
Net transfers from (to) separate accounts	93	80	177	73	188
Interest	138	134	134	132	130
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	304	(281)	1,275	(230)	(42)
Balance, end of period	$19,402	$18,755	$19,895	$19,538	$19,466

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$5,368	$5,324	$5,647	$4,586	$5,583
Premiums and deposits (3)	62	62	63	60	59
Surrenders and withdrawals	(61)	(59)	(60)	(38)	(51)
Benefit payments	(9)	(7)	(10)	(10)	(10)
Net flows	(8)	(4)	(7)	12	(2)
Investment performance	(9)	409	(987)	1,082	527
Net transfers from (to) general account	(12)	(20)	1	(31)	(5)
Policy charges	(67)	(66)	(65)	(65)	(65)
Other	52	4	(3)	(1)	1
Balance, end of period	$5,324	$5,647	$4,586	$5,583	$6,039

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Balance, beginning of period	$40,255	$39,122	$39,962	$32,942	$36,852
Premiums and deposits (3)	77	79	85	77	65
Surrenders and withdrawals	(1,070)	(1,147)	(1,111)	(641)	(812)
Benefit payments	(104)	(105)	(100)	(98)	(106)
Net flows	(1,097)	(1,173)	(1,126)	(662)	(853)
Investment performance	269	2,294	(5,531)	4,831	2,269
Net transfers from (to) general account	(93)	(80)	(177)	(73)	(188)
Policy charges	(212)	(201)	(187)	(185)	(197)
Other	—	—	1	(1)	—
Balance, end of period	$39,122	$39,962	$32,942	$36,852	$37,883

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Direct and allocated expenses	$141	$184	$151	$149	$155
Pension, postretirement and postemployment benefit costs	7	9	3	3	3
Premium taxes, other taxes, and licenses & fees	17	14	17	17	17
Commissions and other variable expenses	58	75	57	70	56
Adjusted other expenses	$223	$282	$228	$239	$231

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Life (1)
Adjusted premiums, fees and other revenues	$845	$906	$830	$817	$811
Interest adjusted benefit ratio	67.5%	55.5%	51.0%	59.1%	60.2%

Lapse Ratio (2)
Traditional life	4.8%	4.8%	4.7%	4.5%	4.3%
Variable & universal life	4.2%	4.1%	4.1%	3.9%	3.7%
Fixed annuity	10.7%	11.3%	9.6%	9.1%	8.5%
Variable annuity	10.2%	10.2%	10.6%	9.8%	9.2%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Adjusted revenues
Premiums	$35	$8	$12	$13	$(8)	$75	$17
Universal life and investment-type product policy fees	1	—	—	1	1	2	2
Net investment income	114	92	16	(52)	58	183	22
Other revenues	36	79	84	72	82	212	238
Total adjusted revenues	186	179	112	34	133	472	279

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	32	3	26	3	(6)	70	23
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(3)	(3)	(2)	(3)	(9)	(8)
Amortization of DAC and VOBA	2	1	1	3	2	5	6
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	218	219	217	228	224	715	669
Other expenses	320	243	136	134	120	831	390
Total adjusted expenses	569	463	377	366	337	1,612	1,080
Adjusted earnings before provision for income tax	(383)	(284)	(265)	(332)	(204)	(1,140)	(801)
Provision for income tax expense (benefit)	(192)	(663)	(166)	(120)	(132)	(538)	(418)
Adjusted earnings	(191)	379	(99)	(212)	(72)	(602)	(383)
Preferred stock dividends	32	57	32	77	59	121	168
Adjusted earnings available to common shareholders	$(223)	$322	$(131)	$(289)	$(131)	$(723)	$(551)

Adjusted premiums, fees and other revenues	$72	$87	$96	$86	$75	$289	$257

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Business activities	$25	$20	$18	$12	$30	$50	$60
Net investment income	114	101	17	(50)	59	189	26
Interest expense on debt	(229)	(230)	(229)	(238)	(238)	(748)	(705)
Corporate initiatives and projects	(151)	(195)	(31)	(25)	(27)	(368)	(83)
Other	(142)	(67)	(40)	(31)	(28)	(263)	(99)
Provision for income tax (expense) benefit and other tax-related items	192	750	166	120	132	538	418
Preferred stock dividends	(32)	(57)	(32)	(77)	(59)	(121)	(168)
Adjusted earnings available to common shareholders	$(223)	$322	$(131)	$(289)	$(131)	$(723)	$(551)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year-to-Date Period Ended (1)
Unaudited (In millions, except yields)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Fixed Maturity Securities
Yield	4.15%	4.19%	3.82%	3.99%	3.87%	4.23%	3.89%
Investment income (2), (3)	$2,901	$2,965	$2,739	$2,885	$2,849	$8,778	$8,473
Investment gains (losses)	82	71	4	146	113	196	263
Ending carrying value (4)	327,203	329,067	327,913	341,365	355,220	327,203	355,220
Mortgage Loans
Yield	4.74%	5.00%	4.37%	4.20%	4.27%	4.76%	4.28%
Investment income (3)	929	998	884	862	885	2,784	2,631
Investment gains (losses)	(16)	6	(63)	(80)	(5)	(17)	(148)
Ending carrying value	78,959	80,529	81,344	82,890	82,881	78,959	82,881
Real Estate and Real Estate Joint Ventures
Yield	3.53%	3.58%	2.95%	0.62%	0.39%	3.08%	1.30%
Investment income	91	94	81	18	11	233	110
Investment gains (losses)	96	297	1	2	1	102	4
Ending carrying value	10,246	10,741	11,250	11,524	11,643	10,246	11,643
Policy Loans
Yield	5.33%	5.21%	5.23%	5.15%	5.15%	5.32%	5.18%
Investment income	129	126	126	124	124	386	374
Ending carrying value	9,671	9,680	9,638	9,639	9,580	9,671	9,580
Equity Securities
Yield	4.62%	5.85%	5.43%	4.12%	5.56%	5.07%	5.03%
Investment income	13	16	14	11	15	45	40
Investment gains (losses)	17	12	(284)	72	2	122	(210)
Ending carrying value	1,341	1,342	1,050	1,105	1,111	1,341	1,111
Other Limited Partnership Interests
Yield	15.37%	9.87%	16.22%	(30.23)%	28.28%	12.51%	4.90%
Investment income	279	187	323	(605)	578	653	296
Investment gains (losses)	3	3	4	1	(4)	3	1
Ending carrying value	7,441	7,716	8,230	7,794	8,569	7,441	8,569
Cash and Short-term Investments
Yield	2.31%	2.09%	1.73%	1.35%	1.28%	2.58%	1.44%
Investment income	62	50	44	38	34	206	116
Investment gains (losses)	(1)	9	4	(5)	(19)	(6)	(20)
Ending carrying value (5)	22,988	20,448	30,024	29,631	28,234	22,988	28,234
Other Invested Assets
Investment income	226	247	266	247	331	654	844
Investment gains (losses)	(30)	(10)	21	106	54	(135)	181
Ending carrying value	21,979	19,015	27,839	24,731	22,544	21,979	22,544
Total Investments
Investment income yield	4.57%	4.57%	4.30%	3.40%	4.52%	4.55%	4.07%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.13)%	(0.12)%	(0.12)%	(0.14)%	(0.12)%
Net Investment Income Yield	4.44%	4.44%	4.17%	3.28%	4.40%	4.41%	3.95%
Investment income	$4,630	$4,683	$4,477	$3,580	$4,827	$13,739	$12,884
Investment fees and expenses	(134)	(137)	(134)	(122)	(131)	(408)	(387)
Net investment income including Divested businesses	4,496	4,546	4,343	3,458	4,696	13,331	12,497
Less: Net investment income from Divested businesses	23	24	22	14	8	23	44
Adjusted Net Investment Income (6)	$4,473	$4,522	$4,321	$3,444	$4,688	$13,308	$12,453
Ending Carrying Value	$479,828	$478,538	$497,288	$508,679	$519,782	$479,828	$519,782
Investment Portfolio Gains (Losses) including Divested businesses	$151	$388	$(313)	$242	$142	$265	$71
Less: Divested businesses	—	—	—	—	18	—	18
Investment Portfolio Gains (Losses) (7)	$151	$388	$(313)	$242	$124	$265	$53
Gross investment gains	332	672	436	677	289	1,035	1,402
Gross investment losses	(159)	(144)	(495)	(339)	(202)	(619)	(1,036)
Net credit loss (provision) release and (impairments)	(22)	(140)	(254)	(96)	37	(151)	(313)
Investment Portfolio Gains (Losses) (7)	151	388	(313)	242	124	265	53
Investment portfolio gains (losses) income tax (expense) benefit	(64)	(96)	69	(166)	(19)	(107)	(116)
Investment Portfolio Gains (Losses), Net of Income Tax	$87	$292	$(244)	$76	$105	$158	$(63)

Derivative gains (losses) (7)	$1,141	$(1,583)	$4,068	$(896)	$(809)	$1,770	$2,363
Derivative gains (losses) income tax (expense) benefit	(259)	364	(885)	195	165	(427)	(525)
Derivative Gains (Losses), Net of Income Tax	$882	$(1,219)	$3,183	$(701)	$(644)	$1,343	$1,838

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2019		December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$87,114	26.7%	$87,753	26.8%	$85,071	26.0%	$90,112	26.5%	$90,622	25.6%
Foreign government securities		67,547	20.7%	67,229	20.5%	64,844	19.9%	65,706	19.3%	68,611	19.4%
Foreign corporate securities		63,100	19.3%	64,165	19.6%	59,195	18.1%	62,817	18.5%	65,394	18.5%
U.S. government and agency securities		40,802	12.5%	42,084	12.8%	47,959	14.7%	47,287	13.9%	51,644	14.6%
Residential mortgage-backed securities		29,591	9.1%	28,547	8.7%	30,469	9.3%	31,875	9.4%	33,454	9.5%
Asset-backed securities		14,345	4.4%	14,542	4.4%	14,838	4.5%	16,324	4.8%	17,355	4.9%
Municipals		12,942	4.0%	13,053	4.0%	13,871	4.3%	14,611	4.3%	14,958	4.2%
Commercial mortgage-backed securities		10,608	3.3%	10,447	3.2%	10,438	3.2%	11,273	3.3%	11,771	3.3%
Fixed Maturity Securities Available-For-Sale		$326,049	100.0%	$327,820	100.0%	$326,685	100.0%	$340,005	100.0%	$353,809	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$229,104	70.3%	$230,708	70.4%	$235,650	72.1%	$243,645	71.7%	$255,171	72.1%
2	Baa	81,478	25.0%	81,425	24.8%	76,239	23.3%	80,714	23.7%	82,519	23.3%
3	Ba	11,400	3.5%	11,652	3.6%	10,999	3.4%	11,250	3.3%	11,710	3.3%
4	B	3,423	1.0%	3,337	1.0%	3,200	1.0%	3,654	1.1%	3,672	1.1%
5	Caa and lower	609	0.2%	693	0.2%	564	0.2%	640	0.2%	721	0.2%
6	In or near default	35	—%	5	—%	33	—%	102	—%	16	—%
Fixed Maturity Securities Available-For-Sale (8)		$326,049	100.0%	$327,820	100.0%	$326,685	100.0%	$340,005	100.0%	$353,809	100.0%

UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

		September 30, 2019		December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$1,499	73.3%	$1,370	83.2%	$5,301	68.3%	$2,539	80.1%	$1,728	81.7%
20% or more for less than six months		370	18.1%	116	7.0%	2,371	30.6%	574	18.1%	194	9.2%
20% or more for six months or greater		176	8.6%	161	9.8%	85	1.1%	57	1.8%	192	9.1%
Gross Unrealized Losses		2,045	100.0%	1,647	100.0%	7,757	100.0%	3,170	100.0%	2,114	100.0%

Gross Unrealized Gains		34,964		31,812		32,005		40,479		42,902
Net Unrealized Gains (Losses)		$32,919		$30,165		$24,248		$37,309		$40,788

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	September 30, 2019		December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020

Commercial mortgage loans	$49,898		$49,624		$50,077		$51,043		$51,448
Agricultural mortgage loans	15,752		16,695		16,788		17,167		17,402
Residential mortgage loans	13,659		14,504		14,943		15,235		14,551
Mortgage loans held-for-sale	—		59		—		—		—
Mortgage Loans	79,309		80,882		81,808		83,445		83,401
Valuation allowances	(350)		(353)		(464)		(555)		(520)
Mortgage Loans, net	$78,959		$80,529		$81,344		$82,890		$82,881

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	September 30, 2019		December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,079	20.2%	$10,169	20.5%	$10,183	20.3%	$10,275	20.1%	$10,374	20.2%
Non-U.S.	9,480	19.0%	10,093	20.3%	9,424	18.8%	9,542	18.7%	9,828	19.1%
Middle Atlantic	8,210	16.4%	8,302	16.7%	7,967	15.9%	8,257	16.2%	8,234	16.0%
South Atlantic	6,896	13.8%	6,487	13.1%	6,461	12.9%	6,513	12.8%	6,661	13.0%
West South Central	4,454	8.9%	4,255	8.6%	3,970	7.9%	3,945	7.7%	3,973	7.7%
East North Central	3,225	6.5%	3,066	6.2%	2,183	4.4%	2,443	4.8%	2,518	4.9%
New England	1,705	3.4%	1,433	2.9%	1,670	3.3%	1,719	3.4%	2,019	3.9%
Mountain	1,774	3.6%	1,602	3.2%	1,755	3.5%	1,755	3.4%	1,753	3.4%
West North Central	592	1.2%	607	1.2%	635	1.3%	633	1.2%	635	1.2%
East South Central	530	1.1%	502	1.0%	483	1.0%	482	1.0%	499	1.0%
Multi-Region and Other	2,953	5.9%	3,108	6.3%	5,346	10.7%	5,479	10.7%	4,954	9.6%
Total	$49,898	100.0%	$49,624	100.0%	$50,077	100.0%	$51,043	100.0%	$51,448	100.0%

Office	$23,455	47.0%	$22,925	46.2%	$22,857	45.6%	$23,359	45.8%	$23,657	46.0%
Retail	9,707	19.5%	9,052	18.2%	8,842	17.7%	8,906	17.4%	8,903	17.3%
Apartment	6,906	13.8%	8,212	16.6%	8,869	17.7%	8,639	16.9%	8,651	16.8%
Industrial	4,226	8.5%	3,985	8.0%	4,101	8.2%	4,431	8.7%	4,770	9.3%
Hotel	3,617	7.2%	3,471	7.0%	3,328	6.6%	3,333	6.5%	3,361	6.5%
Other	1,987	4.0%	1,979	4.0%	2,080	4.2%	2,375	4.7%	2,106	4.1%
Total	$49,898	100.0%	$49,624	100.0%	$50,077	100.0%	$51,043	100.0%	$51,448	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using average quarterly asset carrying values. Yields exclude the impact of recognized gains and losses, include the impact of changes in foreign currency exchange rates and reflect the adjustments described on Page A-6 and presented on Page 5. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $59 million, $32 million, ($78) million, $114 million and $36 million for the three months ended September 30, 2019, December 31,2019, March 31, 2020, June 30, 2020 and September 30, 2020, respectively, and $152 million and $72 million for the year-to-date period ended September 30, 2019 and September 30, 2020, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Fixed maturity securities available-for-sale	$326,049	$327,820	$326,685	$340,005	$353,809
Contractholder-directed equity securities and fair value option securities	12,671	13,102	11,145	11,911	12,276
Total fixed maturity securities	338,720	340,922	337,830	351,916	366,085
Less: Contractholder-directed equity securities	11,514	11,852	9,914	10,548	10,865
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	3	3	3	3	—
Fixed maturity securities	$327,203	$329,067	$327,913	$341,365	$355,220

(5)Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $3 million at both June 30, 2020 and September 30, 2020 and less than $1 million for each of the other periods presented.

(6)Adjusted net investment income reflects the adjustments as presented on Page 5.
(7)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Net investment gains (losses)	$161	$207	$(288)	$231	$(20)	$237	$(77)
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	(1)	(1)	1	(13)	3	(13)	(9)
Less: Non-investment portfolio gains (losses)	11	(180)	24	2	(165)	(15)	(139)
Less: Divested businesses	—	—	—	—	18	—	18
Investment portfolio gains (losses)	$151	$388	$(313)	$242	$124	$265	$53

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Net derivative gains (losses)	$1,254	$(1,465)	$4,201	$(710)	$(581)	$2,093	$2,910
Less: Investment hedge adjustments	121	125	138	188	229	344	555
Less: Settlement of foreign currency earnings hedges	(3)	(2)	—	—	—	(7)	—
Less: PAB hedge adjustments	(5)	(5)	(5)	(2)	(1)	(14)	(8)
Derivative gains (losses)	$1,141	$(1,583)	$4,068	$(896)	$(809)	$1,770	$2,363

(8)Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain mortgage-backed securities (non-agency residential mortgage-backed securities and commercial mortgage-backed securities). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO continuous monitoring process. Amounts presented for certain mortgage-backed securities held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain mortgage-backed securities held by insurers using revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$2,152	$536	$4,366	$68	$633	$5,185	$5,067
Add: Preferred stock dividends	32	57	32	77	59	121	168
Add: Preferred stock redemption premium	—	—	—	—	14	—	14
Add: Net Income (loss) attributable to noncontrolling interests	6	(5)	3	5	3	15	11
Net income (loss)	2,190	588	4,401	150	709	$5,321	$5,260
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	161	207	(288)	231	(20)	237	(77)
Net derivative gains (losses)	1,254	(1,465)	4,201	(710)	(581)	2,093	2,910
Premiums - Divested businesses	35	36	32	20	—	35	52
Universal life and investment-type product policy fees
Unearned revenue adjustments	59	18	18	5	2	79	25
GMIB fees	27	26	26	25	26	82	77
Divested businesses	2	1	2	1	—	2	3
Net investment income
Investment hedge adjustments	(121)	(125)	(138)	(188)	(229)	(344)	(555)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	250	228	(1,140)	818	262	1,247	(60)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(2)	(5)	(4)	(1)	—	(10)	(5)
Divested businesses	23	24	22	14	8	23	44
Other revenues
Settlement of foreign currency earnings hedges	3	2	—	—	—	7	—
TSA fees	69	40	42	39	39	206	120
Divested businesses	—	2	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(9)	(10)	(9)	(9)	(9)	(9)	(27)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(87)	6	(48)	(106)	37	(250)	(117)
GMIB costs	47	(106)	141	(90)	(231)	(48)	(180)
Market value adjustments	(3)	(8)	(11)	(21)	(21)	12	(53)
Divested businesses	(34)	(33)	(24)	(18)	(13)	(34)	(55)
Interest credited to policyholder account balances
PAB hedge adjustments	5	5	5	2	1	14	8
Unit-linked contract costs	(223)	(240)	1,138	(796)	(266)	(1,196)	76
Divested businesses	(8)	(10)	(5)	(7)	(2)	(8)	(14)
Capitalization of DAC - Divested businesses	11	9	3	2	—	11	5
Amortization of DAC and VOBA
Related to NIGL and NDGL	(39)	(106)	(30)	6	(64)	(10)	(88)
Related to GMIB fees and GMIB costs	—	1	(13)	5	(7)	10	(15)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(2)	(2)	(6)	(3)	—	(2)	(9)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Other expenses
Noncontrolling interests	8	(5)	3	7	4	20	14
Regulatory implementation costs	(5)	(3)	(2)	—	(6)	(15)	(8)
Acquisition, integration and other costs	(8)	(7)	(6)	—	(7)	(37)	(13)
TSA fees	(69)	(40)	(42)	(39)	(39)	(206)	(120)
Divested businesses	(36)	(116)	(19)	(23)	(7)	(42)	(49)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(340)	373	(928)	151	195	(600)	(582)
Adjusted earnings	1,222	1,891	1,481	835	1,637	4,054	3,953
Less: Preferred stock dividends	32	57	32	77	59	121	168
Adjusted earnings available to common shareholders	$1,190	$1,834	$1,449	$758	$1,578	$3,933	$3,785

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Actuarial assumption review and other insurance adjustments	$(160)	$—	$—	$—	$(203)	$(160)	$(203)
Expense initiative costs	(88)	(119)	—	—	—	(213)	—
Interest on tax adjustments	—	64	—	—	—	—	—
Tax adjustments	—	475	—	—	—	—	—
Total notable items	$(248)	$420	$—	$—	$(203)	$(373)	$(203)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Actuarial assumption review and other insurance adjustments	$(19)	$—	$—	$—	$(28)	$(19)	$(28)
Total notable items	$(19)	$—	$—	$—	$(28)	$(19)	$(28)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Actuarial assumption review and other insurance adjustments	$10	$—	$—	$—	$(9)	$10	$(9)
Total notable items	$10	$—	$—	$—	$(9)	$10	$(9)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Actuarial assumption review and other insurance adjustments	$(13)	$—	$—	$—	$(31)	$(13)	$(31)
Total notable items	$(13)	$—	$—	$—	$(31)	$(13)	$(31)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Actuarial assumption review and other insurance adjustments	$(138)	$—	$—	$—	$(135)	$(138)	$(135)
Total notable items	$(138)	$—	$—	$—	$(135)	$(138)	$(135)

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Expense initiative costs	(88)	(119)	—	—	—	(213)	—
Interest on tax adjustments	—	64	—	—	—	—	—
Tax adjustments	—	475	—	—	—	—	—
Total notable items	$(88)	$420	$—	$—	$—	$(213)	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Total MetLife, Inc.'s stockholders' equity	$68,368	$66,144	$70,221	$75,693	$73,316
Less: Preferred stock	3,340	3,340	4,312	4,312	4,312
MetLife, Inc.'s common stockholders' equity	65,028	62,804	65,909	71,381	69,004
Less: Net unrealized investment gains (losses), net of income tax	22,330	19,981	20,369	25,913	22,869
Defined benefit plans adjustment, net of income tax	(1,961)	(2,002)	(1,985)	(1,968)	(1,954)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$44,659	$44,825	$47,525	$47,436	$48,089
Less: Goodwill, net of income tax	8,955	8,986	8,828	8,910	9,021
VODA and VOCRA, net of income tax	279	268	276	264	253
Total MetLife, Inc.'s tangible common stockholders' equity	$35,425	$35,571	$38,421	$38,262	$38,815

Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$44,659	$44,825	$47,525	$47,436	$48,089
Less: Accumulated year-to-date total notable items (2)	(373)	47	—	—	(203)
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$45,032	$44,778	$47,525	$47,436	$48,292

Unaudited (In millions, except per share data)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Book value per common share	$70.71	$68.62	$72.62	$78.65	$76.20
Less: Net unrealized investment gains (losses), net of income tax	24.28	21.84	22.45	28.55	25.26
Defined benefit plans adjustment, net of income tax	(2.13)	(2.19)	(2.19)	(2.17)	(2.16)
Book value per common share, excluding AOCI other than FCTA	$48.56	$48.97	$52.36	$52.27	$53.10
Less: Goodwill, net of income tax	9.74	9.82	9.73	9.82	9.96
VODA and VOCRA, net of income tax	0.30	0.29	0.30	0.29	0.28
Book value per common share - tangible common stockholders' equity	$38.52	$38.86	$42.33	$42.16	$42.86

Common shares outstanding, end of period	919.6	915.3	907.6	907.6	905.6

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020

Return on MetLife, Inc.'s:
Common stockholders' equity	13.7%	3.4%	27.1%	0.4%	3.6%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	7.6%	11.5%	9.0%	4.4%	9.0%
Common stockholders' equity, excluding AOCI other than FCTA	10.7%	16.4%	12.6%	6.4%	13.2%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	12.9%	12.6%	12.6%	6.4%	14.9%
Tangible common stockholders' equity (3)	13.7%	20.7%	15.8%	8.0%	16.5%

Average common stockholders' equity	$62,750	$63,916	$64,357	$68,645	$70,193
Average common stockholders' equity, excluding AOCI other than FCTA	$44,367	$44,742	$46,175	$47,481	$47,763
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$44,616	$44,905	$46,175	$47,481	$47,864
Average tangible common stockholders' equity	$35,070	$35,498	$36,996	$38,342	$38,539

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 of $9 million, $6 million, $8 million, $10 million and $7 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
U.S. (1)	$7,391	$8,586	$6,189	$5,692	$6,833
ASIA	2,120	2,118	2,130	2,053	2,265
LATIN AMERICA	854	798	869	771	761
EMEA	661	670	702	680	680
METLIFE HOLDINGS (1)	1,261	1,321	1,233	1,208	1,206
CORPORATE & OTHER (1)	72	87	96	86	75
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,359	$13,580	$11,219	$10,490	$11,820
Adjusted premiums, fees and other revenues	$12,445	$13,632	$11,216	$10,401	$11,820

ASIA (including operating joint ventures) (2), (3)	$2,370	$2,398	$2,408	$2,319	$2,551

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
U.S. (1)	$1,004	$1,069	$1,066	$1,012	$1,026
ASIA	964	969	894	808	869
LATIN AMERICA	315	333	324	319	313
EMEA	343	371	335	339	340
METLIFE HOLDINGS (1)	223	282	228	239	231
CORPORATE & OTHER (1)	320	243	136	134	120
Adjusted other expenses on a constant currency basis	$3,169	$3,267	$2,983	$2,851	$2,899
Adjusted other expenses	$3,199	$3,286	$2,981	$2,817	$2,899

ASIA (including operating joint ventures) (2), (3)	$1,068	$1,081	$989	$913	$968

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
U.S. (1)	$707	$675	$780	$523	$900
ASIA	354	343	357	263	465
LATIN AMERICA	135	145	83	141	39
EMEA	51	65	77	119	52
METLIFE HOLDINGS (1)	149	269	277	20	253
CORPORATE & OTHER (1)	(223)	322	(131)	(289)	(131)
Adjusted earnings available to common shareholders on a constant currency basis	$1,173	$1,819	$1,443	$777	$1,578
Adjusted earnings available to common shareholders	$1,190	$1,834	$1,449	$758	$1,578

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 20 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to other adjusted expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium. which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses and goodwill impairment, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and components of, or other financial measures based on, adjusted earnings mentioned above.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM is used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM.

GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements